SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                   Date of Report
                   (Date of earliest
                   event reported):        July 9, 2001


                      State Financial Services Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        0-18166                     39-1489983
----------------                  -----------                   ----------
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


           10708 West Janesville Road, Hales Corners, Wisconsin 53130
          -------------------------------------------------------------
          (Address of principal executive offices, including Zip code)


                                 (414) 425-1600
                          -----------------------------
                         (Registrant's telephone number)

Item 7.        Financial Statements and Exhibits.
------         ---------------------------------

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits. The following exhibit is being filed herewith:
                    --------

                    (99) Press Release of State Financial Services Corporation,
                         dated July 9, 2001.

Item 9.        Regulation FD Disclosure.
------         ------------------------

               On July 9, 2001, State Financial Services Corporation (the "Company") issued a press release announcing the consummation of the Company's acquisition of LB Bancorp, Inc. ("LBB"), the parent company of Milwaukee-based Liberty Bank ("Liberty"), a Wisconsin banking corporation. As a result of the acquisition, LBB was merged with and into the Company, and Liberty was merged with and into the Company's wholly-owned subsidiary, State Financial Bank, National Association. The combined banks will operate under the name State Financial Bank, National Association. A copy of the Company's press release (the "Release") is attached as Exhibit 99 to this Current Report on Form 8-K (this "Current Report").

Forward-looking Statement
-------------------------

               The Company intends that certain matters discussed in the Release and this Current Report are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the statements will include words such as "believes," "anticipates," "expects," or "estimates" or words of similar meaning. Similarly, statements that describe future plans, objectives, outlooks, targets or goals are also forward-looking statements.

               Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of the Release. Factors that could cause such a variance include, but are not limited to, changes in interest rates, local market competition, customer loan and deposit preferences, regulation, and other general economic conditions. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this release are only made as of the date of this release, and the Company undertakes no obligation to publicly update such statements to reflect subsequent events or circumstances.


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
                                   SIGNATURES
                                   ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STATE FINANCIAL SERVICES CORPORATION



Date:  July 10, 2001                    By: /s/ Timothy L. King
                                           -------------------------------------
                                           Timothy L. King
                                           Senior Vice President and Chief
                                           Financial Officer


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

                      STATE FINANCIAL SERVICES CORPORATION

                   Exhibit Index to Current Report on Form 8-K


Exhibit
Number
------

(99)           Press Release of State Financial Services Corporation, dated
               July 9, 2001.


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